Exhibit 99.2

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements are presented to illustrate the estimated effects of the acquisition by Lodestar Mining, Incorporated (“Lodestar”) of Atlantic Green Power Corporation (“Atlantic”), pursuant to a share exchange whereby all of the outstanding shares of Atlantic’s common stock were exchanged for shares of Lodestar’s common stock (the “Share Exchange”).  The unaudited pro forma condensed combined financial statements were prepared using the historical financial statements of Lodestar and Atlantic.  The unaudited pro forma condensed combined financial information should be read in conjunction with the Lodestar unaudited financial statements as of and for the nine months ended September 30, 2009 which are included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, and the Lodestar historical audited financial statements as of December 31, 2008 and for the year then ended which are included in its Annual Report on Form 10-K for the year ended December 31, 2008. The financial information of Atlantic is filed together with this Unaudited Pro Forma Condensed Combined Financial Information on Form 8-K.

The unaudited pro forma condensed combined balance sheet as of September 30, 2009 combines the unaudited balance sheet of Lodestar as of September 30, 2009 and the unaudited balance sheet of Atlantic as of November 30, 2009 and assumes that the Share Exchange was consummated on September 30, 2009.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2008 and for the nine months ended September 30, 2009 assume that the Share Exchange was consummated at the beginning of the periods presented.  The unaudited pro forma combined statement of operations for the year ended December 31, 2008 combines the audited statement of operations of Lodestar for the year ended December 31, 2008 with the unaudited statements of operations of Atlantic for the period from September 17, 2009 through November 30, 2009.  The unaudited pro forma combined statement of operations for the nine months ended September 30, 2009 combines the unaudited statement of operations of Lodestar for the nine months ended September 30, 2009 and Atlantic for the period from September 17, 2009 through November 30, 2009.

The information presented in the unaudited pro forma condensed combined financial statements does not purport to represent what our financial position or results of operations would have been had the Share Exchange occurred as of the dates indicated, nor is it indicative of our future financial position or results of operations for any period.  You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Share Exchange.

The unaudited pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances.

LODESTAR MINING, INCORPORATED AND ATLANTIC GREEN POWER CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
SEPTEMBER 30, 2009

	Lodestar Mining Historical	Atlantic Green Historical	Pro Forma Adjustments		Notes	Pro Forma Combined
Assets
Cash	$73	$1,186,497		$(250,000)	d.	$936,570
Total current assets	73	1,186,497		(250,000)		936,570

Total assets	$73	$1,186,497		$(250,000)		$936,570

Liabilities
Mining expenses payable	$163,125	$-	$			$163,125
Accrued expenses	453	7,500				7,953
Total current liabilities	163,578	7,500				171,078
Stockholders’ equity (deficit):
Preferred stock at $.000001 par value: 20,000,000 shares authorized, no shares issued or outstanding	-	-				-
Common stock at $.000001 par value, 1,000,000,000 shares authorized, 20,250,500 and 43,199,750 issued and outstanding, respectively	5	370		15	a.	43
				38	b.
				(370)	c.
				(15)	d.

Additional paid-in capital	96,594	1,204,552		(15)	a.	792,477
				(38)	b.
				370	c.
				(249,985)	d.
				(259,001)	c.

Deficit accumulated during exploration stage	(259,001)	-		259,001	c.
Deficit accumulated during development stage		(25,925)				(25,925)
Accumulated other comprehensive loss:
Foreign currency translation loss	(1,103)					(1,103)
Total stockholders’ equity (deficit)	(163,505)	1,178,997		(250,000)		765,492

Total liabilities and stockholders’ equity (deficit)	$73	$1,186,497		$(250,000)		$936,570

See accompanying notes to the unaudited pro forma condensed combined financial statements.

LODESTAR MINING, INCORPORATED AND ATLANTIC GREEN POWER CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2008

	Lodestar Mining	Atlantic Green		Pro Forma	Pro Forma
	Historical	Historical		Adjustments	Combined

Revenues
Net sales	$-	$-	$		$-

Cost of sales	-	-			-

Gross profit	-	-			-

Operating expenses
Mining property costs	206,866	-			206,866
Professional fees	9,000	24,866			33,866
General and administrative expenses	4,414	1,059			5,473
Operating expenses	220,280	25,925			246,205

Net loss	(220,280)	(25,925)			(246,205)

Other comprehensive gain
Foreign currency translation gain	18,857	-			18,857

Comprehensive loss	$(201,423)	$(25,925)	$		$(227,348)

Net loss per common share – basic and diluted	$(0.01)	$(0.00)			$(0.01)

Weighted common shares outstanding – basic and diluted	17,821,673	32,972,980			40,770,923

See accompanying notes to the unaudited pro forma condensed combined financial statements.

LODESTAR MINING, INCORPORATED AND ATLANTIC GREEN POWER CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

	Lodestar Mining	Atlantic Green		Pro Forma	Pro Forma
	Historical	Historical		Adjustments	Combined

Revenues
Net sales	$-	$-	$		$-

Cost of sales	-	-			-

Gross profit	-	-			-

Operating expenses

Professional fees	9,987	24,866			34,853
General and administrative expenses	2,445	1,059			3,504
Operating expenses	12,432	25,925			38,357

Net loss	(12,432)	(25,925)			(38,357)

Other comprehensive loss
Foreign currency translation loss	(19,960)	-			(19,960)

Comprehensive loss	$(32,392)	$(25,925)	$		$(58,317)

Net loss per common share – basic and diluted	$(0.00)	$(0.00)			$(0.00)

Weighted common shares outstanding – basic and diluted	20,250,500	32,972,980			43,199,750

 See accompanying notes to the unaudited pro forma condensed combined financial statements.

Atlantic Green Power Holding Company
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note 1        Basis of Presentation

The unaudited pro forma financial information of Atlantic Green Power Holding Company (the “Company”) is presented to illustrate the estimated effects of the acquisition of Lodestar Mining, Incorporated (“Lodestar”) of Atlantic Green Power Corporation (“Atlantic”), pursuant to a share exchange whereby all of the outstanding shares of Atlantic’s common stock were exchanged for shares of Lodestar’s common stock (the “Share Exchange”).  The unaudited pro forma condensed combined financial statements were prepared using the historical financial statements of Lodestar and Atlantic.  The unaudited pro forma condensed combined financial information should be read in conjunction with the Lodestar unaudited financial statements as of and for the nine months ended September 30, 2009 which are included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 and the Lodestar historical audited financial statements as of December 31, 2008 and for the year then ended which are included in its Annual Report on Form 10-K for the year ended December 31, 2008.  The financial information of Atlantic is filed together with this Unaudited Pro Forma Condensed Combined Financial Information on Form 8-K.

The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations or the financial position of the Company would have been had the transactions occurred on the respective dates assumed, nor is it necessarily indicative of the Company’s future operating results or financial position.  However, the pro forma adjustments reflected in the accompanying unaudited pro forma condensed combined financial information reflect estimates and assumptions that the Company’s management believes to be reasonable.

Note 2        Pro Forma Adjustments

The following adjustments have been reflected in the Unaudited Pro Forma Condensed Combined Balance Sheet:

a.	To give effect to a 1 for 5.05 forward stock split of Lodestar’s common stock.

b.	To reflect the issuance of 38,099,250 shares of Lodestar’s common stock for the acquisition of all of the issued and outstanding common stock of Atlantic.

c.	To reclassify Lodestar’s deficit and Atlantic’s common stock as additional paid-in capital in connection with the accounting for a reverse acquisition.

d.	To reflect the purchase of Ian McKinnon’s 15,150,000 shares of Lodestar’s common stock for $250,000 and the subsequent retirement of such shares.